UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Marvell Technology, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! MARVELL TECHNOLOGY, INC. 1000 N. WEST STREET SUITE 1200 WILMINGTON, DE 19801 MARVELL TECHNOLOGY, INC. 2022 Annual Meeting Vote by June 22, 2022 11:59 PM ET You invested in MARVELL TECHNOLOGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 23, 2022. Vote Virtually at the Meeting* June 23, 2022 10:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/MRVL2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D86507-P66686 Get informed before you vote View the Notice and Proxy Statement, Stockholder Letter and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 9, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D86508-P66686 1. Election of Directors Nominees: 1c. Brad W. Buss 1a. Sara Andrews 1d. Edward H. Frank 1b. W. Tudor Brown 1e. Richard S. Hill 1f. Marachel L. Knight 1g. Matthew J. Murphy 1h. Michael G. Strachan 1i. Robert E. Switz 1j. Ford Tamer 2. An advisory (non-binding) vote to approve compensation of our named executive officers. 3. To amend the Marvell Technology, Inc. 2000 Employee Stock Purchase Plan to remove the term of the plan and to remove the annual evergreen feature of the plan. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. For For For For For For For For For For For For For 4. To ratify the appointment of Deloitte and Touche LLP as our independent registered public accounting firm for the fiscal year ending January 28, 2023.